                                                                    EXHIBIT 10.1

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.


                                PROGRAM AGREEMENT


This Program Agreement (as amended, modified or supplemented from time to time in accordance herewith, together with all exhibits, schedules, annexes and other attachments hereto, shall be referred to as the "Agreement") entered into as of April 18, 2002 between DUSA PHARMACEUTICALS, INC., a New Jersey corporation with its principal offices located at 25 Upton Drive, Wilmington, MA 01887 ("Seller") and AURIC CAPITAL CORP., a Pennsylvania corporation with its principal offices located at 55 Tiffany Drive, Dunmore, PA 18512 (together with its successors and assigns, the "Buyer").


                               W I T N E S S E T H


WHEREAS, the Seller is desirous of selling certain equipment rental contracts and equipment therewith from time to time to Buyer, denominated as the Rental Agreement, together with all exhibits, schedules, annexes and other attachments thereto, (the "Rental Agreements" in substantially the form as set forth in Exhibit "A"), pursuant to which the Seller will have agreed, among other things, to supply and maintain medical equipment and related products more particularly described on each Rental Agreement (the "Equipment") to various physicians, hospitals or other qualified Renters of medical equipment (the "Renters" or "Renters") and Renters will have agreed to make certain payments to Seller for a stated term in accordance with each Rental Agreement; and

WHEREAS, from time to time Seller will submit to Buyer, for credit approval, either (i) credit applications of applicants prepared to enter into Rental Agreements or (ii) credit applications of Renters who have entered into Rental Agreements. Buyer will use reasonable efforts to determine the creditworthiness of the applicant within forty eight (48) hours of receipt of required credit information and so advise Seller in writing of either a credit approval or credit rejection; and

WHEREAS, Buyer desires to acquire said Rental Agreements subject to the terms and conditions contained in this Agreement.

NOW THEREFORE, it is hereby agreed as follows:

1. PURCHASE AND SALE. (a) Upon the terms and subject to the conditions set forth herein, the Buyer agrees to purchase from Seller and the Seller agrees to assign, sell, transfer and convey to the Buyer all of the Seller's right, title and interest in and to the Rental Agreements pursuant to the purchase agreement (the "Purchase Agreement" in substantially the form as set forth on Exhibit "B"). However, neither the payments due under the Rental Agreements nor the Equipment described therein, and notwithstanding any language contained herein or in any other document executed in connection therewith, nothing shall be deemed or construed to constitute an assumption by the Buyer of any of the obligations, liabilities or responsibilities of the Seller under the Rental Agreements, including, without limitation, those of maintenance, repair, replacement, upgrade or warranty.

(b) The Purchase Price for each Rental Agreement and the Equipment subject thereto sold by Seller to Buyer hereunder shall be the present value of the aggregate of the payments due and to become due under the related Rental Agreement [C.I.] as agreed to by Buyer and Seller set forth in the Purchase Agreement.


2. CONDITIONS TO PURCHASE. The obligation of the Buyer to purchase the Rental Agreement, Equipment and all right, title and interest associated therewith of an approved Renter is subject to the satisfaction of the following conditions:

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

(a) Receipt of an invoice from Seller to Buyer in the amount agreed upon as the purchase price for the Equipment and Rental Agreement.

(b) Receipt by Buyer of the Purchase Agreement;

(c) The delivery to Buyer of the Rental Agreement;

(d) Receipt by Buyer of such other documents, instruments, agreements and other writings as may be reasonably requested by the Buyer to effectuate the transactions contemplated by this Agreement;

(e) Immediately prior to selling the Equipment or the Rental Agreements to the Buyer, the Seller shall not be in default in the performance of any covenant or agreement set forth in this Agreement, the Rental Agreements or in any other document executed in connection therewith;

(f) The receipt of satisfactory evidence of insurance from Renter in a sufficient amount to cover the full replacement cost of the Equipment; and

(g) Acceptance of the Equipment by the Renter as evidenced by the execution of a Delivery and Acceptance Certificate by Renter (substantially in the form as set forth in Exhibit "C") or by such other method that Buyer, in its sole discretion, uses to ascertain Renter's unconditional acceptance of the Equipment.

(h) Receipt by Buyer of the first rental payment due from the Renter.

Buyer will purchase and pay Seller for the applicable Equipment and Rental Agreement [C.I.] after satisfaction of all of the conditions described in this paragraph 2. The Seller's acceptance of the purchase price in respect to any Rental Agreement shall be deemed a representation and warranty to the Buyer that all of the representations and warranties of the Seller contained in this Agreement and the other documents executed in connection therewith are true and correct as of the date of purchase.


3. REPRESENTATIONS AND WARRANTIES. (a) Seller represents, warrants, covenants and guarantees to Buyer (which shall survive the execution, delivery and performance of this Agreement), as of the date of this Agreement and as of the date of each purchase of Equipment and purchase of a Rental Agreement, that:

     (i) Seller is a corporation duly organized and in good standing under the laws of the State of New Jersey;

     (ii) Seller has the corporate power, authority and legal right to enter into, and to take all action necessary to authorize the execution, delivery and performance of this Agreement; and

     (iii) Seller is the sole and absolute owner of the Equipment and has the absolute right to sell the Equipment to Buyer free of any claim, lien, encumbrance or security interest of any nature.

(b) Seller further represents and warrants that each Rental Agreement assigned to Buyer (i) has been duly executed by the Renter and Seller and that no material misrepresentation will have been made by Seller, its employees or agents to the Renter; (ii) is the only Rental Agreement covering the Equipment and the signatures thereon of both Renter and Seller are genuine and in all respects what they purport to be and are properly authorized; (iii) is not subject to any written or oral understanding, agreement or representation made by Seller to the Renter not contained in the Rental Agreement, including but not limited to any representation that this agreement is terminable without cause
(iv) has not been altered in any material way since its execution by the Renter, except as may have been agreed in writing, signed by an executive officer of Buyer; (v) is in full force and effect; (vi) covers only Equipment which is was new or refurbished by Seller at the time of the execution of the Rental Agreement, unless otherwise disclosed to

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.



and approved by Buyer in writing; (vii) is free of disputes, offsets, defaults, and adverse claims that could effect the obligation of the Renter to make the payments due thereunder, (viii) each Renter has been directed or will be directed to make all payments under the Rental Agreement to a lock box or other similar facility over which Buyer or its assignee has sole and exclusive control.

(c) Seller further represents that Seller will fully comply with the provisions of the Rental Agreements with respect to maintenance, warranty, service, upgrade and repair of Equipment and all agreements entered into with Renter relating thereto.

(d) Buyer represents, warrants, covenants and guarantees to Seller (which shall survive the execution, delivery and performance of this Agreement), as of the date of this Agreement and as of the date of each purchase of Equipment and purchase of a Rental Agreement, that:

     (i) Buyer is a corporation duly organized and in good standing under the laws of the Commonwealth of Pennsylvania;

     (ii) Buyer has the corporate power, authority and legal right to enter into, and to take all action necessary to authorize the execution, delivery and performance of this Agreement.


4. ADMINISTRATION. (a) Invoices will instruct each Renter to make all payments of any kind whatsoever under the Rental Agreement to the order of Buyer at an address and/or lock box as may be designated by Buyer. Upon a default by Seller or a Renter under a Rental Agreement or by Seller under this Agreement, Buyer shall be entitled to notify the Renter of the purchase and exercise all rights under the Rental Agreements.

(b) With respect to each Rental Agreement assigned to Buyer hereunder, Seller shall (i) handle all related Renter service requests, inquiries, communications and correspondence and refer to Buyer all matters related to a Renter request for a payoff, modification, rewrite, extension, restructure or any other amendment, the consent of which shall be [C.I.] of [C.I.]; (ii) instruct all Renters to remit all payments to Seller at an address as designated solely by Buyer; (iii) remit all payments to Buyer promptly upon Seller's receipt of same;
(iv) at the request of Buyer assist Buyer in its collection efforts of delinquent Renter accounts for past due payment amounts; (v) notify Buyer should Seller ascertain or be advised that the Equipment subject to a Rental Agreement is no longer in the Renter's possession or has been removed from the location set forth in the Rental Agreement or it the Rental Agreement is otherwise in default; and (vii) Seller shall train the field sales people on the proper method to properly utilize the documentation and materials supplied by Buyer.

(c) In circumstances requiring that Seller replace a defective unit of Equipment or upgrade any item of Equipment, the Seller will replace such defective unit or upgrade (without expense to the Buyer) and such replacement or upgraded Equipment, shall be free and clear of all liens and such Equipment shall immediately, upon substitution, be deemed and shall actually become a part of the Equipment and be subject to the terms of this Agreement and the Rental Agreement.

(d) Other than with respect to the administrative functions set forth in this paragraph 4, nothing contained herein shall establish an agency relationship between Seller and Buyer nor shall either of them have any authority to bind the other unless specifically set forth herein.


5. INDEMNIFICATION. (a) Buyer shall indemnify and hold Seller and its respective officers, directors and employees harmless from and against any demand, claim, action, cost, loss, liability, damage or expense of any kind, including without limitation reasonable attorney's fees, arising from or in connection with Buyer's breach of any warranty, representation, covenant or obligation contained herein.


(b) Seller shall indemnify Buyer and its respective officers, directors, employees from and against any demand, claim, action, cost, loss, liability, damage or expense of any kind, including without limitation reasonable attorney's fees, arising out of or in connection with: (i) Seller's breach of any representation,

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.



warranty, covenant or obligation contained in this Agreement or any of the Rental Agreements (ii) the Equipment, including without limitation, the manufacture, selection, delivery, possession, or Use of the Equipment, (iii) the Maintenance, Service and Upgrades, and (iv) any warranties, expressed or implied, given by Seller with respect to the Equipment or Maintenance.

(c) Any party claiming a right to indemnification under the provisions of this paragraph shall give prompt written notice to the other party of its claim for indemnification.


6. REPURCHASE OBLIGATIONS OF SELLER: (a) In the event that Seller materially breaches (i) any representation or warranty made by Seller herein or in the Rental Agreement, or (ii) Seller materially breaches any covenant or other obligation contained herein or in the Rental Agreement and Seller has not corrected such material breach or (iii) a Renter returns the Equipment to Buyer, or (iv) a Renter defaults on any Rental Agreement for any reason, Seller shall within [C.I.] after Buyer's written demand repurchase from Buyer the Rental Agreement and Equipment to which such breach relates.

(b) The repurchase price for each such Rental Agreement (the "Repurchase Price") shall be the aggregate of the following:

     (i) An amount equal to all accrued and overdue payments and other sums then due and owing to Buyer plus the present value of the remaining payments due from Renter during the remaining term of the Rental Agreement and Buyer's [C.I.] in the Equipment, [C.I.] and

     (ii) All out -of-pocket expenses incurred by Buyer in connection with the enforcement of this Agreement or the Rental Agreement, including but not limited to reasonable attorney's fees and costs [C.I.] the Repurchase Price [C.I.] at [C.I.].

(c) Buyer's delay or failure to exercise any of its rights hereunder shall [C.I.] to be [C.I.] of [C.I.]. Upon Buyer's receipt of the Repurchase Price, the related Rental Agreement and Equipment shall be reassigned to Seller [C.I.].


7. LIMITED AUTHORITY. The Seller hereby grants Buyer the limited authority solely as set forth in this Agreement to ask, require, demand, receive, endorse, compound, accept and deposit in respect of any and all monies and claims for monies due and to become due in connection with the Equipment and Rental Agreements and to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Buyer or its designee may deem to be necessary or appropriate. The Seller also agrees to sign such further reasonable documents as may be necessary to facilitate any lock box or other similar collection process in respect of the payments due under the Rental Agreements to facilitate the terms of this Agreement.


8. MISCELLANEOUS. Any notice, consent or communication concerning this Agreement will be considered sufficient if sent (a) registered or certified mail, or (b) by facsimile and first-class mail. Any changes in the Agreement must be accepted in writing by both parties. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Seller may [C.I.] or otherwise [C.I.] of its [C.I.] under this Agreement [C.I.] the [C.I.] of [C.I.]. The Buyer may [C.I.] or [c.i.] of its [C.I.] under this Agreement or the Rental Agreement or other documents [C.I.] or otherwise [C.I.] the [C.I.] of [C.I.]. If the Buyer [C.I.] under this Agreement, then the Seller shall [C.I.] any [C.I.] any such [C.I.] which [C.I.] Buyer.


9. GOVERNING LAW AND FORUM. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Pennsylvania, without regard to principles of conflicts or choice of law. Seller agrees that any action hereunder shall be brought only in a Federal or State location in Pennsylvania and Seller agrees to such jurisdiction. Nothing shall prohibit Buyer from commencing any proceeding in any other forum over which jurisdiction can be conferred upon the Seller.

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.



10. NO WAIVERS. No failure or delay by Buyer or Seller in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. The rights and remedies of the Buyer and the Seller under this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law or any of the accompanying documents.


11.  MISCELLANEOUS.


(a) The headings or titles of the various paragraphs of this Agreement are inserted merely for the purpose of convenience and do not affect the meaning or interpretation of the paragraph so designated; and


(b) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.


IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement all effective on the date first above written.



DUSA PHARMACEUTICALS, INC.                  AURIC CAPITAL CORP.


BY: /s/ John E. Mattern                      BY: /s/ Kenneth Ostrowsky
    --------------------------------             -------------------------------

NAME: John E. Mattern                        NAME: Kenneth Ostrowsky
      ------------------------------               -----------------------------

TITLE: VP of Finance & CEO                   TITLE: CEO
       -----------------------------                ----------------------------

DATE: April 18, 2002                         DATE: April 20, 2002
      ------------------------------               -----------------------------

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                              EXHIBIT "A"

AURIC CAPITAL CORP.
55 Tiffany Drive                                    RENTAL AGREEMENT                                    AGREEMENT NUMBER
Dunmore, PA 18512

THIS DOCUMENT IS WRITTEN IN "PLAIN ENGLISH". THE WORDS YOU AND YOUR REFER TO THE CUSTOMER/RENTER. THE WORDS WE,
US, AND OUR REFER TO AURIC CAPITAL CORP. AS LESSOR, TOGETHER WITH ITS SUCCESSORS AND ASSIGNS. EVERY ATTEMPT HAS
BEEN MADE TO ELIMINATE CONFUSING LANGUAGE AND CREATE A SIMPLE, EASY-TO-READ AGREEMENT.


CUSTOMER                                                               SUPPLIER
------------------------------------------------------------------     ----------------------------------------------------
Legal Business Name
                                                                                      DUSA PHARMACEUTICALS, INC.
------------------------------------------------------------------                          25 UPTON DRIVE
Tax I.D. Number                                                                          WILMINGTON, MA 01887

------------------------------------------------------------------     Sales Person:
                                                                                     --------------------------------------

------------------------------------------------------------------
Business Address

------------------------------------------------------------------
Business Phone Number           Fax Number          Email Address

------------------------------------------------------------------
Home Address and Phone Number

------------------------------------------------------------------
Medical License Number                     Social Security Number


1. EQUIPMENT


   QUANTITY                  MODEL #                        DESCRIPTION                           SERIAL #
-------------              ----------          -------------------------------------              --------
      1                     BLU-U(R)           4170 Photodynamic Therapy Illuminator


2. RENTAL TERM                        (APPLICABLE TAXES ARE IN ADDITION TO THE PAYMENT SHOWN.)


INITIAL RENTAL TERM:  36 MONTHS                                    COMMENCEMENT DATE:
                      ---------                                                       -------------------------------------


AGGREGATE RENTAL PAYMENTS: MONTHS [C.I.] = [C.I.]; MONTHS [C.I.] = [C.I.]; AND MONTHS [C.I.] = [C.I.].

This Rental Agreement may be terminated at any time by Customer upon 30 days' prior written notice. Customer shall only be obligated to pay those rental payments that have accrued up to an including the date of termination. Monthly rental charges of the first six months of this Rental Agreement shall accrue but such payments shall be deferred until month seven. The initial rental payment of [C.I.] shall be due the first day of the seventh month following the Commencement Date. Each subsequent monthly rental payment shall be payable on the first day of the month thereafter in an amount of [C.I.]. You shall have the following options at the end of the original Rental Agreement term, provided the Agreement has not terminated early under the terms and no event of default under the Agreement has occurred and is continuing:

               1)   Purchase the Equipment for its fair market value

               2) Renew this Rental Agreement in accordance with paragraph 1 of the Terms and Conditions

               3) Return the Equipment as provided in paragraph 6 of the Terms and Conditions


3. SIGN THE RENTAL ACCEPTANCE/DELIVERY AGREEMENT (APPLICABLE TAXES ARE IN ADDITION TO THE PAYMENT SHOWN.)

This Rental Agreement incorporates the Terms and Conditions set forth on the back page of this Rental Agreement, which are made a part of this Rental Agreement by Reference. Customer acknowledges reading and understanding the Terms and Conditions of this Rental Agreement. Upon our written confirmation of delivery and acceptance of the Equipment indicated above, your promises herein shall be irrevocable and unconditional in all respects. If [C.I.] this agreement [C.I.], you hereby agree that [C.I.] have all of [C.I.] and [C.I.] but none of [C.I.] herein and that you will [C.I.] to [C.I.] as [C.I.], and to the manufacturer of the Equipment for warranty information. You understand and agree that in the event that you are not satisfied with the delivery and installation of the Equipment, you shall [C.I.] to entities [C.I.], such as the Supplier, manufacturer, installer, or carrier and shall [C.I.] any [C.I.] that you [C.I.] with reference to the Equipment or its installation [C.I.]. By signing below you hereby authorize your banks, trade references and financial institutions to release credit information over the phone to us. The Rental Agreement is not valid until it is accepted by us as evidenced by our signature below.

Date of Acceptance                        Customer Signature                        Title
                   -------------------                       --------------------         --------------------------


4. SIGN THE GUARANTY (PLEASE DO NOT INCLUDE A BUSINESS TITLE) (APPLICABLE TAXES ARE IN ADDITION TO THE PAYMENT SHOWN.)

As an additional inducement for us to enter into this Rental Agreement, the undersigned ("you") unconditionally personally guarantees that the customer will make all payments and meet all obligations required under this Rental Agreement and any supplements fully and promptly. You agree that we may make other arrangements including compromise or settlement with the customer and you waive all defenses and notice of those changes and will remain responsible for the payment and obligations of this Agreement. We do not have to notify you if the customer is in default. If the customer defaults, you will immediately pay in accordance with the default provision of the Agreement all sums due under the original terms of the Agreement and will perform all other obligations of the Rental Agreement. If it is necessary for us to proceed legally to enforce this Guaranty, you expressly consent to the jurisdiction of the court set forth in paragraph 15 and agree to pay all costs, including attorneys fees incurred in enforcement of this Guaranty. It is not necessary for us to proceed first against the customer before enforcing this Guaranty. By signing this Guaranty, the undersigned consents to and authorizes the use of his/her consumer credit report by us from time to time as may be needed in the credit and collection process and further authorizes banks, trade references, credit bureaus, and financial institutions the right to release personal and business information via fax or over the phone to us or our assignee for purposes of reviewing this application for business credit.



----------------------------------------------          ----------------------------------------------
SIGNATURE OF PERSONAL GUARANTOR           DATE          SIGNATURE OF PERSONAL GUARANTOR           DATE


----------------------------------------------          ----------------------------------------------
PRINT NAME                   HOME PHONE NUMBER          PRINT NAME                   HOME PHONE NUMBER


----------------------------------------------          ----------------------------------------------
HOME ADDRESS (NOT P.O.)                                 HOME ADDRESS (NOT P.O.)


ACCEPTED BY:
AURIC CAPITAL CORP.

Name               Signature                Title                 Rental             Commencement Date

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                               TERM AND CONDITIONS

 THIS IS A NONCANCELLABLE/NONREVOCABLE LEASE. THIS LEASE CANNOT BE CANCELLED OR
                TERMINATED EXCEPT AS EXPRESSLY PROVIDED HEREIN.

1. RENTAL AGREEMENT: You agree to rent from us the personal property, described in Section 1 "Describe Equipment" on the first page of this Rental Agreement and as modified by supplements to this Rental Agreement from time to time signed by you and us (such property and any upgrades, replacements, repairs, and additions referred to as the "Equipment'), for business purposes only. You agree to all the terms and conditions contained in this Rental Agreement and any supplement, which together are a complete statement of our Rental Agreement regarding the Equipment ("Rental Agreement") and supersedes any purchase order or outstanding invoice you may have with us or the supplier. This Rental Agreement may be modified only by written agreement and not by course of performance. This Rental Agreement becomes valid upon execution by us and will begin on the date the Equipment is accepted by the Lessee for use, or ten (10) days after the Equipment is installed by us whichever is first, (the "Rental Commencement Date") and will continue from the first day of the following month for the number of consecutive months shown ("Initial Term"). The Initial Term will be extended month-to-month unless you send us written notice that you do want it renewed at least 120 days before the end of the Initial Term or of any extension term. If any provision of this Rental Agreement is declared unenforceable in any jurisdiction, the other provisions will remain in full force and effect in that jurisdiction and all others. The monthly payment for the month of rent commencement ("Interim Rent") will be prorated for the period from the Rental Commencement Date to the last day of the month in which the rent commenced.

2. RENT: Rent will be payable in installments, each in the amount of the Monthly Rental Payment shown plus any applicable sales tax or use tax, plus 1/12th of the amount estimated by us to be personal property tax on the Equipment for each year of this Rental Agreement. If we pay any tax on your behalf, you agree to reimburse us promptly. You will pay the security deposit on the date you sign this Rental Agreement. Subsequent installments will be payable on the first day of each month beginning on the first day of the month following the Commencement Date whether you receive an invoice from us or not. Interim Rent will be billed when known by us and will be payable within ten days of the date of the invoice. We will have the right to apply all sums received from you to any amounts due and owed to us under the terms of this Rental Agreement. In the event this Rental Agreement is not fully completed by you, we will retain the security deposit to compensate us for our documentation, processing and other expenses.

3. COMPUTER SOFTWARE: Notwithstanding any other term and condition of this Rental Agreement, you agree that, as to software: (a) we have not had, do not have, nor will have any title to such software, (b) you have executed or will execute a separate software license Rental Agreement and we are not a party to and have no responsibilities whatsoever in regard to such license agreement, and (c) you have selected such software consistent with the representations in paragraph 5 of this Rental Agreement. WE MAKE NO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND TAKE ABSOLUTELY NO RESPONSIBILITY FOR THE FUNCTION OR DEFECTIVE NATURE OF SOFTWARE.

4. OWNERSHIP OF EQUIPMENT: We are the owner of the Equipment and have sole title to the Equipment (excluding software).

5. WARRANTY DISCLAIMER: WE MAKE NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING THAT THE EQUIPMENT IS FIT FOR A PARTICULAR PURPOSE OR THAT THE EQUIPMENT IS MERCHANTABLE. YOU AGREE THAT YOU HAVE SELECTED EACH ITEM OF EQUIPMENT BASED ON YOUR OWN JUDGMENT AND DISCLAIM ANY RELIANCE UPON ANY STATEMENTS OR REPRESENTATIONS MADE BY US. NOTHING WE STATE CAN AFFECT YOUR OBLIGATION UNDER THIS RENTAL AGREEMENT. YOU WILL CONTINUE TO MAKE ALL PAYMENTS DUE UNDER THIS RENTAL AGREEMENT TO US OR ANY ASSIGNEE REGARDLESS OF ANY CLAIM OR COMPLAINT AGAINST US OR THE EQUIPMENT.

6. LOCATION OF EQUIPMENT: You will keep and use the Equipment only at the address shown above and you agree not to move the Equipment unless we agree to the move. At the end of the Initial Term, or any extension, thereof or the earlier termination of this Rental Agreement, you will return the Equipment to a location we specify at your expense, in retail resaleable condition, good working order and complete repair. The terms of this Rental Agreement shall automatically month-to-month if the Equipment is not returned [C.I.] of the termination of this Rental Agreement.

7. LOSS OR DAMAGE: You are responsible for the risk of loss, destruction or damage to the Equipment. No such loss or damage relieves you from the payment of Rent or any of your obligations under this Rental Agreement. You agree to promptly notify us in writing of any loss or damage and you will pay to us the present value of the total of all unpaid Monthly Rental Payments for the full rent plus the estimated fair market value of the Equipment at the end of the Initial Term or other scheduled termination date, all [C.I.]. Any proceeds of insurance will be paid to us and applied, at our option, against any loss or damage.

8. COLLATERAL PROTECTION AND INSURANCE: You agree to keep the Equipment fully insured against loss, with us named as loss payee, in an amount not less than replacement cost of the Equipment until this Rental Agreement is terminated. You also agree to obtain a general public liability insurance policy from an insurer who is acceptable to us and to include us as a named insured on the policy. You agree to provide us a certificate or other evidence of property damage and liability insurance acceptable to us before this Rental Agreement begins, or we will enroll you in our insurance program and bill you an insurance surcharge as a result of our increased credit risk and administrative costs. As long as you remain current in the payment of Rent, we will apply an amount from the insurance coverage equal to the replacement cost of the Equipment against the amount of any loss or damage as calculated in paragraph 7. YOU MUST BE CURRENT TO BENEFIT FROM THIS PROGRAM. NOTHING IN THIS PARAGRAPH WILL RELIEVE YOU OF YOUR RESPONSIBILITY FOR LIABILITY INSURANCE COVERAGE ON THE EQUIPMENT.

9. INDEMNITY: We are not responsible for any loss or injuries caused by the installation or use or possession of the Equipment. You agree to hold us harmless and reimburse us for any loss and to defend us against any claim (including strict liability in tort) for losses or injury caused by the Equipment or its use or possession.

10. TAXES AND FEES: You agree to pay when due all taxes (including personal property tax), fees, fines and penalties relating to this Rental Agreement and the Equipment. lf we pay any of the foregoing for you, you agree to reimburse us and to pay us a [C.I.] for each payment we make on your behalf. You also agree to pay us any filing fees related to us perfecting our security interest (or making a protective filing) in the Equipment in accordance with the Uniform Commercial Code or other law. You further agree to pay us [C.I.] on the date of the first Monthly Rental Payment to cover our expense in originating this Rental Agreement.

11. ASSIGNMENT: YOU HAVE NO RIGHT TO SELL, TRANSFER, ASSIGN OR SUBLEASE THE EQUIPMENT OR THIS RENTAL AGREEMENT. [C.I.] this Rental Agreement. You agree that, if [C.I.] this Rental Agreement, the [C.I.] will have the [C.I.] and [C.I.] that [C.I.] and will not have to perform [C.I.]. You agree that the [C.I.] of the [C.I.] will not be subject to [C.I.] that you may [C.I.].

12. DEFAULT AND REMEDIES: If you do not pay any Rent or sum due us or any other party when the same is due, or if you break any of your promises in this Rental Agreement or any other agreement with us, you will be in default. If any part of a payment is late, you agree to pay a late charge equal to 15% of the late payment, or the maximum amount allowed by law, whichever is less. If you are ever in default, we may retain your security deposit and, at our option, we can terminate or cancel this Rental Agreement and require that you pay the unpaid balance of this Rental Agreement ([C.I.]). In addition to the foregoing we may require you to pay the amount of any purchase option or, if no purchase option is specified, our estimate of the Fair Market Value of the Equipment which will be at least [C.I.] of tour original cost of the Equipment which represents our anticipated residual value of the Equipment, or to return the Equipment to us to a location designated by us. We may recover interest of any unpaid balance at the rate of 18% per year or the maximum rate allowed by law. We may also use any of the remedies available to us under Article 2A of the Uniform Commercial Code as enacted in the State of New Jersey, or any other law. If we refer this Rental Agreement to an attorney for collection, you agree to pay our reasonable attorney's fees and actual costs, including court costs, of collection. If we have to take possession of the Equipment, you agree to pay the cost of repossession. YOU AGREE THAT WE WILL NOT BE RESPONSIBLE FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES DUE TO ANY DEFAULT BY US UNDER THIS RENTAL AGREEMENT. You agree that any delay or failure to enforce our rights under this Rental Agreement does not prevent us from enforcing any rights at a later time. It is further agreed that your rights and remedies are governed exclusively by this Rental Agreement and you waive any and all other rights and remedies.

13. UCC FILINGS: You grant us a security interest in the Equipment if this Rental Agreement is deemed a secured transaction and you authorize us to record a UCC financing statement or similar instrument, and you hereby appoint us your attorney-in-act to execute and deliver such instrument in order to record our interest in the Equipment.

14. LAW: This Rental Agreement shall be governed by, and construed and enforced in accordance with the law of the State of New Jersey. You expressly consent to jurisdiction and venue of any state or federal court in the State of New Jersey, or any other court chosen by us.



BY: (X)                                   Agreement #
       ------------------------------                ---------------------------

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.



                                   EXHIBIT "B"


                               PURCHASE AGREEMENT


FOR VALUE RECEIVED the undersigned Seller (the "Seller"), pursuant to that certain Program Agreement dated as of April 18, 2002, together with all exhibits, schedules, annexes and other attachments thereto, (the "Program Agreement") between the Seller and AURIC Capital Corp., a Pennsylvania Corporation (the "Buyer").does hereby assign, sell, transfer and convey to the Buyer all of the Seller's right, title and interest in and to the Rental Agreements (as substantially set forth in Exhibit "A"), the payments due thereunder and the equipment described thereon (the "Equipment"). Unless otherwise defined, all terms in the Program Agreement are used herein as therein defined.

Buyer is authorized to deal with the Rental Agreement, the payments due thereunder and the Equipment in such a manner and at such time as Buyer, in its sole discretion, may deem advisable and take all legal and other proceedings which Seller could have taken but for this Purchase Agreement. Notwithstanding this Purchase Agreement, Seller shall remain liable to the Renter to perform all of Seller's obligations under the Rental Agreements or other Agreements with the Renter and Buyer shall not be required or obligated to perform any of such obligations of Seller.

The Seller represents it has performed all of its obligations to be performed under the assigned Renter Contract and is not otherwise in default thereunder, nor is the Renter thereunder in default under the Rental Agreement.

The Seller hereby warrants that title to the Equipment will vest in Buyer and is free and clear of all liens and encumbrances other than the rights of Renters under the Rental Agreements.

     1. The Selling Price for Equipment referenced under each Rental Agreement is [C.I.].

     2. Monthly rental charges for the first six months of each Rental Agreement shall accrue but such payments shall be deferred until month seven. The initial rental payment of [C.I.] shall be due the first day of the seventh month following the Commencement Date. Each subsequent monthly rental payment shall be payable on the first day of the month thereafter in the amount of [C.I.].


The Seller hereby [C.I.] to [C.I.] by [C.I.] of in [C.I.] or to the [C.I.] of all of [C.I.] and [C.I.] in and to [C.I.] and [C.I.] and [C.I.] to [C.I.] of [C.I.] without [C.I.] or [C.I.] of [C.I.].


IN WITNESS WHEREOF the Seller has caused this Assignment to be executed by its duly authorized officer as of __________________ 2002.


DUSA PHARMACEUTICALS, INC.


BY:
    --------------------------------------


NAME:
    --------------------------------------

Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.




                                   EXHIBIT "C"


                       DELIVERY AND ACCEPTANCE CERTIFICATE



Regarding the Rental Agreement dated _________________, 2002 between DUSA Pharmaceuticals, Inc., a New Jersey corporation with its principal offices located at 25 Upton Drive, Wilmington MA 01887 ("Supplier") and ____________, a _____________ with its principal offices located at ____________ ("Customer").

Customer hereby acknowledges receipt of the Equipment described in the User Agreement, acknowledges that the Equipment has been fully installed and is in good working order and condition, and Customer hereby accepts the Equipment, after having made full inspection thereof, as satisfactory for all purposes under the User Agreement. Customer acknowledges that Supplier has fully and satisfactorily performed all covenants, warranties and conditions to be performed by Supplier under the User Agreement.


DATE EQUIPMENT ACCEPTED:
                        ------------------------------

USER:
      ------------------------------------------------

BY:
      ------------------------------------------------

NAME:
      ------------------------------------------------

TITLE:
      ------------------------------------------------